UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 13, 2013

The Bon-Ton Stores, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19517	23-2835229
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2801 E. Market Street, York, Pennsylvania 17402
(Address of principal executive offices)

(717) 757-7660
(Registrant’s telephone number, including area code)

  Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

           On May 13, 2013, The Bon-Ton Stores, Inc. (the “Company”) filed a Form 8-K (the “Prior Form 8-K”) that erroneously attached the wrong version of a press release announcing certain sales results and Adjusted EBITDA guidance for the first quarter and full year of fiscal 2013.  This Form 8-K/A is being filed as an amendment to the Prior Form 8-K to attach the correct press release with the correct first quarter Adjusted EBITDA guidance of $13 million to $15 million.

Item 2.02.          Results of Operations and Financial Condition. - AMENDED

On May 13, 2013, the Company issued a press release announcing certain sales results and Adjusted EBITDA guidance for the first quarter and full year of fiscal 2013.

The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is included with this report and is being furnished solely for purposes of Item 7.01 of this Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Corrected News Release issued by The Bon-Ton Stores, Inc. on May 13, 2013, announcing certain sales results and Adjusted EBITDA guidance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 14, 2013

THE BON-TON STORES, INC.

		By:	/S/ KEITH E. PLOWMAN
Keith E. Plowman
Executive Vice President and Chief Financial Officer